     As filed with the Securities and Exchange Commission on April 30, 1997


                                                             File Nos. 33-55050
                                                                       811-6401

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A


                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 6
                                       AND
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 7



                              LANDMARK VIP FUNDS *
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-423-1679

       PHILIP W. COOLIDGE, 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
         ROGER P. JOSEPH, BINGHAM, DANA & GOULD LLP, 150 FEDERAL STREET,
                           BOSTON, MASSACHUSETTS 02110


         It is proposed that this filing will become effective on May 1, 1997 pursuant to paragraph (b) of Rule 485.

         Pursuant to Rule 24f-2, Registrant has registered an indefinite number of its Shares of Beneficial Interest ($0.00001 par value) under the Securities Act of 1933 and filed a Rule 24f-2 Notice on February 21, 1997 for Registrant's fiscal year ended December 31, 1996.


--------------------------------------------------------------------------

* Formerly Landmark Institutional Funds I. This filing relates to shares of Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark VIP Equity Fund and Landmark VIP International Equity Fund.

                               LANDMARK VIP FUNDS

         (LANDMARK VIP U.S. GOVERNMENT FUND, LANDMARK VIP BALANCED FUND, LANDMARK VIP EQUITY FUND AND LANDMARK VIP INTERNATIONAL EQUITY FUND)

                       REGISTRATION STATEMENT ON FORM N-1A

                              CROSS REFERENCE SHEET

N-1A
ITEM NO.        N-1A ITEM                                                    LOCATION

PART A                                                                       PROSPECTUS

Item 1.         Cover Page.............................................      Cover Page
Item 2.         Synopsis...............................................      Not Applicable
Item 3.         Condensed Financial Information........................      Condensed Financial Information
Item 4.         General Description of Registrant......................      Investment Information; General
                                                                             Information; Appendix
Item 5.         Management of the Fund.................................      Management; Expenses
Item 5A.        Management's Discussion of Fund Performance............      Not Applicable
Item 6.         Capital Stock and Other Securities.....................      General Information; Voting and Other
                                                                             Rights; Purchase and Redemption of
                                                                             Shares; Dividends and Distributions; Tax
                                                                             Matters
Item 7.        Purchase of Securities Being Offered...................       Purchase and Redemption of Shares
Item 8.        Redemption or Repurchase...............................       Purchase and Redemption of Shares
Item 9.        Pending Legal Proceedings..............................       Not Applicable

                                                                               STATEMENT OF
                                                                               ADDITIONAL
PART B                                                                         INFORMATION

Item 10.       Cover Page.............................................       Cover Page
Item 11.       Table of Contents......................................       Cover Page
Item 12.       General Information and History........................       The Trust
Item 13.       Investment Objectives and Policies.....................       Investment Objectives; Description of
                                                                             Permitted Investments and Investment
                                                                             Practices; Investment Restrictions
Item 14.       Management of the Fund.................................       Management
Item 15.       Control Persons and Principal Holders of Securities....       Management
Item 16.       Investment Advisory and Other Services.................       Management
Item 17.       Brokerage Allocation and Other Practices...............       Portfolio Transactions
Item 18.       Capital Stock and Other Securities.....................       Description of Shares, Voting Rights and
                                                                             Liabilities
Item 19.       Purchase, Redemption and Pricing of Securities                Description of Shares, Voting Rights and
               Being Offered..........................................       Liabilities; Determination of Net Asset
                                                                             Value; Valuation of Securities;
                                                                             Additional Redemption Information
Item 20.       Tax Status.............................................       Certain Additional Tax Matters
Item 21.       Underwriters...........................................       Management
Item 22.       Calculation of Performance Data........................       Performance Information
Item 23.       Financial Statements...................................       Financial Statements

PART C Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                             LandmarkSM VIP Funds

                      Landmark VIP U.S. Government Fund
                          Landmark VIP Balanced Fund
                           Landmark VIP Equity Fund
                    Landmark VIP International Equity Fund



                                  PROSPECTUS
                                 May 1, 1997

PROSPECTUS

May 1, 1997



                             LandmarkSM VIP Funds

                      Landmark VIP U.S. Government Fund
                          Landmark VIP Balanced Fund
                           Landmark VIP Equity Fund
                    Landmark VIP International Equity Fund

  Landmark VIP Funds (the "Trust") provides an investment vehicle for variable annuity contract and variable life insurance policies offered by the separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies").

  The Trust offers shares of four diversified portfolios--Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark VIP Equity Fund and Landmark VIP International Equity Fund (each, a "Fund" and collectively, the "Funds"). Their investment objectives are described below. There is, of course, no assurance that any Fund will achieve its investment objectives.

  The Landmark VIP U.S. Government Fund's investment objectives are to earn current income and to preserve capital. The Landmark VIP U.S. Government Fund invests primarily in U.S. Government securities, i.e., obligations issued or guaranteed by the U.S. Government or any of its agencies and instrumentalities, and repurchase agreements involving U.S. Government securities.

  The Landmark VIP Balanced Fund's investment objectives are to earn high current income by investing in a broad range of securities, to preserve capital, and to provide growth potential with reduced risk. The Landmark VIP Balanced Fund invests in a broadly diversified portfolio of income-producing securities, including common and preferred stocks and bonds. In selecting common stocks, the Fund emphasizes securities issued by established companies with medium to large capitalizations and seasoned management teams ("Established Companies").

  The Landmark VIP Equity Fund's investment objective is long-term capital growth; dividend income, if any, is incidental to this investment objective. The Landmark VIP Equity Fund invests primarily in common stocks of domestic issuers, with an emphasis on Established Companies.

  The Landmark VIP International Equity Fund's investment objective is long-term capital growth; dividend income, if any, is incidental to this investment objective. The Landmark VIP International Equity Fund invests primarily in common stocks of non-U.S. issuers, including issuers in developing countries, with an emphasis on Established Companies.

  Citibank, N.A. ("Citibank" or the "Adviser") is the investment adviser for each of the Funds. Prospective investors should be aware that shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Citibank, or any of its affiliates, are not insured by the Federal Deposit Insurance Corporation or any other agency, and involve investment risks, including possible loss of principal amount invested.

  Shares of the Funds are not offered to the general public but may only be purchased by the Separate Accounts of Participating Insurance Companies for the purpose of funding variable annuity contracts and variable life insurance policies.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
             PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                              CRIMINAL OFFENSE.


  This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. A Statement of Additional Information dated May 1, 1997 (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission. Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Funds may be made, by contacting the Trust's distributor at (617) 423-1679 or a Participating Insurance Company.


  Investors should read this Prospectus and retain it for future reference.

TABLE OF CONTENTS

                                                               Page
                                                             -------
Condensed Financial Information                                 3

Investment Information                                          4

Risk Considerations                                             6

Valuation of Shares                                             7

Purchase and Redemption of Shares                               7

Dividends and Distributions                                     8

Management                                                      8

Tax Matters                                                    10

Performance Information                                        10

General Information                                            11
Appendix--Permitted Investments and Investment Practices       A-1

                       Condensed Financial Information

  The following tables provide condensed financial information for Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark VIP Equity Fund and Landmark VIP International Equity Fund for the periods indicated. The financial statements and notes of the Funds, as well as the tables below, have been audited by Price Waterhouse LLP, independent accountants. The report of Price Waterhouse LLP is included in the Landmark VIP Funds' Annual Report, which may be obtained without charge.


                             Financial Highlights

                                        Landmark VIP U.S. Government Fund         Landmark VIP Balanced Fund
                                      ------------------------------------- ---------------------------------------
                                                          March 10, 1995                          March 10, 1995
                                            Year           (Commencement          Year             (Commencement
                                            Ended        of Operations) to        Ended          of Operations) to
                                      December 31, 1996  December 31, 1995  December 31, 1996    December 31, 1995
                                      -----------------  -----------------  -----------------    ------------------
Net Asset Value, beginning of period       $10.48             $10.00             $11.02               $10.00
                                           ------             ------             ------               ------
Income From Operations:
Net investment income                        0.64               0.36               0.42                 0.22
Net realized and unrealized gain (loss)
 on investments                             (0.49)              0.48               0.56                 1.02
                                           ------             ------             ------               ------
 Total from operations                       0.15               0.84               0.98                 1.24
                                           ------             ------             ------               ------
Less distributions from:
 Net investment income                      (0.64)             (0.36)             (0.42)               (0.22)
 Net realized gain on investment             --                 --                (0.17)                --
                                           ------             ------             ------               ------
 Total distributions                        (0.64)             (0.36)             (0.59)               (0.22)
                                           ------             ------             ------               ------
Net Asset Value, end of period             $ 9.99             $10.48             $11.41               $11.02
                                           ======             ======             ======               ======
Ratios/Supplemental Data:
Net Assets, end of period
 (000's omitted)                           $1,462             $1,292             $2,667               $1,826
Ratio of expenses to average
 net assets                                     0%                 0%                 0%                   0%
Ratio of net investment income to
 average net assets                          6.61%              6.57%*             4.18%                4.24%*
Portfolio turnover                             51%                 0%                46%                   8%
Total return                                 1.43%              8.45%+             8.84%               12.42%+
Average brokerage commissions (A)             N/A                N/A           $ 0.0582                  N/A

   Note: If Agents of the Fund had not voluntarily agreed to waive a portion of their fees, the administrator not assumed expenses and had expenses been limited to that required by certain state securities laws, for the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income (loss) per share     $ 0.02              $0.22              $0.00                $0.09
Ratios:
Expenses to average net assets               6.42%              9.07%*             4.17%                7.32%*
Net investment income to average net
 assets                                      0.19%*             4.07%*             0.01%                1.74%*

(A)The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
* Annualized
+ Not annualized

                             Financial Highlights


                                             Landmark VIP Equity Fund       Landmark VIP International Equity Fund
                                       ------------------------------------ -------------------------------------
                                                            March 9, 1995                        March 10, 1995
                                             Year           (Commencement         Year            (Commencement
                                             Ended        of Operations) to       Ended         of Operations) to
                                        December 31, 1996 December 31, 1995  December 31, 1996  December 31, 1995
                                       ------------------------------------ ------------------ ------------------
Net Asset Value, beginning of period         $11.51            $10.00             $10.31             $10.00
                                             ------            ------             ------             ------
Income From Operations:
Net investment income                          0.25              0.12               0.15               0.10
Net realized and unrealized gain (loss)
 on investments                                1.39              1.51               0.47               0.34
                                             ------            ------             ------             ------
 Total from operations                         1.64              1.63               0.62               0.44
                                             ------            ------             ------             ------
Less distributions from:
 Net investment income                        (0.25)            (0.12)             (0.14)             (0.09)
 Net realized gain on investment              (0.21)             --                (0.18)             (0.04)
                                             ------            ------             ------             ------
 Total distributions                          (0.46)            (0.12)             (0.32)             (0.13)
                                             ------            ------             ------             ------
Net Asset Value end of period                $12.69            $11.51             $10.61             $10.31
                                             ======            ======             ======             ======
Ratios/Supplemental Data:
Net Assets, end of period
 (000's omitted)                             $2,955            $1,894             $5,348             $4,515
Ratio of expenses to average
 net assets                                       0%                0%                 0%                 0%
Ratio of net investment income to
 average net assets                            2.36%             2.51%*             1.61%              2.58%*
Portfolio turnover                               77%                8%               108%                34%
Total return                                  14.20%            16.36%+             6.07%              4.41%+
Average brokerage commissions (A)           $0.0588              N/A             $0.0289                 N/A

Note: If Agents of the Fund had not voluntarily agreed to waive a portion of their fees, the administrator not assumed expenses and had expenses been limited to that required by certain state securities laws, for the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income (loss) per share       $(0.19)           $ 0.00               $(0.23)             $0.00
Ratios:
Expenses to average net assets                 4.08%             7.83%*              4.16%              4.84%*
Net investment income to average net
 assets                                       (1.72%)            0.01%*             (2.55%)             0.08%*
(A)The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
* Annualized
+ Not annualized


INVESTMENT INFORMATION

Investment Objectives

  The investment objectives of the Landmark VIP U.S. Government Fund are to earn current income and to preserve capital.

  The investment objectives of the Landmark VIP Balanced Fund are to earn high current income by investing in a broad range of securities, to preserve capital, and to provide growth potential with reduced risk.

  The investment objective of the Landmark VIP Equity Fund and the Landmark VIP International Equity Fund is long-term capital growth. Dividend income, if any, is incidental to this investment objective.

  The investment objective of each Fund may be changed without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that any Fund will achieve its investment objective.

Investment Policies

  The Landmark VIP U.S. Government Fund seeks its objectives by investing, under normal circumstances, at least 65% of its total assets in U.S. Government securities, i.e., obligations issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies and instrumentalities, and repurchase agreements involving U.S. Government securities. The Fund may invest in securities with varying maturities. In selecting securities for the Fund, the Adviser will vary proportions among maturities and types of securities depending upon its assessment of the prospects for income relative to the outlook for the economy and the securities markets, interest rates and other factors.

  The U.S. Government securities in which the Fund invests include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years) and U.S. Treasury bonds (generally original maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g. obligations of the Student Loan Marketing Association.

  The Fund may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. Government or any of its agencies or instrumentalities. Mortgage-backed securities may be backed or collateralized by fixed, adjustable or floating rate mortgages.


  Securities other than U.S. Government securities in which the Fund may invest include U.S. dollar denominated securities issued or guaranteed by a foreign government or any of its political subdivisions, agencies or instrumentalities. The Fund will invest in foreign government securities of issuers considered stable by the Adviser. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities. The Fund also may invest in mortgage-backed securities issued by private issuers rated A or better by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Service ("S&P") or of comparable quality at the time of purchase as determined by the Adviser and backed by mortgage pass-through certificates issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.


  Although the Fund invests primarily in U.S. Government securities, shares of the Fund are neither insured nor guaranteed by the U.S. Government or any of its agencies or instrumentalities.

  The Landmark VIP Balanced Fund seeks its objectives by investing, under normal circumstances, in a broadly diversified portfolio of income-producing securities, including equity and fixed income securities. Under normal circumstances, at least 25% of the Fund's total assets is invested in fixed income securities. Citibank determines the mix of investments among equity and fixed income securities based on its analysis of current economic and market conditions and underlying securities values.

  The Fund's equity investments include common stocks, preferred stocks, warrants and securities convertible into common stocks, of companies that, in the Adviser's judgment, offer the prospect for above-average growth. In selecting common stocks for the Fund the Adviser emphasizes securities issued by established companies with medium to large market capitalizations, i.e., $750 million or more, and seasoned management teams ("Established Companies").

  The Fund's fixed income investments include corporate bonds and notes, preferred stock and government obligations. See "Investment Policies" for the Landmark VIP U.S. Government Fund above for a discussion of U.S. Government obligations. The Fund's long-term non-convertible debt investments are investment grade securities (rated Baa or better by Moody's or BBB or better by S&P) or unrated securities which the Adviser believes to be of comparable quality. Securities rated Baa by Moody's or BBB by S&P and unrated securities of comparable quality have speculative characteristics. Less than 5% of the Fund's investments consist of securities rated Baa by Moody's or BBB by S&P.

  While the Fund emphasizes U.S. equity and debt securities, it may invest a portion of its assets in foreign equity and debt securities, including depository receipts. The Fund does not intend to invest more than 25% of its assets in foreign securities, including sponsored American Depositary Receipts ("ADRs"), which represent interests in securities of foreign issuers deposited in a domestic or correspondent bank. The Fund may invest up to 5% of its assets in closed-end investment companies which primarily hold foreign securities.

  The Landmark VIP Equity Fund seeks its objective by investing in a broadly diversified portfolio of equity securities consisting mainly of common stocks of domestic issuers. Under normal circumstances, at least 65% of the Fund's total assets is invested in equity securities.

  In selecting common stocks for the Fund the Adviser emphasizes securities issued by Established Companies which the Adviser believes possess above average prospects for growth. The Adviser may also select other securities for the Fund which it believes provide an opportunity for appreciation, such as fixed income securities, convertible and non-convertible bonds, preferred stock and warrants. The Fund's long-term non-convertible debt investments are investment grade securities or unrated securities which the Adviser believes to be of comparable quality. Less than 5% of the Fund's investments consist of securities rated Baa by Moody's or BBB by S&P.

  Like the Landmark VIP Balanced Fund, the Landmark VIP Equity Fund may invest in foreign equity and debt securities. The Fund does not intend to invest more than 25% of its assets in foreign securities, including ADRs, and not more than 5% of its assets will be invested in closed-end investment companies which primarily hold foreign securities.

  The Landmark VIP International Equity Fund seeks its objective by investing mainly in common stocks of companies organized in countries other than the United States, including developing countries. Under normal circumstances, at least 65% of the Fund's total assets is invested in equity securities, and at least 65% of the Fund's total assets is invested in securities of issuers organized in at least three countries other than the U.S. For purposes of this policy, equity securities are defined as common stock, securities convertible into common stock, and trust or limited partnership interests, and include securities purchased directly or in the form of sponsored ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other similar securities representing common stock of non-U.S. issuers.

  In selecting common stocks for the Fund the Adviser emphasizes securities issued by Established Companies which the Adviser believes possess above average prospects for growth. The Adviser may also select other securities which it believes provide an opportunity for appreciation, such as fixed income securities, convertible and non-convertible bonds, preferred stock and warrants. The Fund's assets usually consist of issues listed on securities exchanges, and its long-term non-convertible debt investments are investment grade securities.

Certain Additional Investment Policies

  Temporary Investments. During periods of unusual economic or market conditions, for temporary defensive purposes or liquidity, or to meet certain asset diversification requirements, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

  Other Permitted Investments. For more information regarding the Funds' permitted investments and investment practices, see the Appendix - Permitted Investments and Investment Practices. The Funds will not necessarily invest or engage in each of the investments and investment practices in the Appendix but reserve the right to do so.

  Investment Restrictions. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Funds, including a limitation that each Fund may borrow money from banks in an amount not to exceed 33-1/3% of the Fund's total assets for extraordinary or emergency purposes (e.g., to meet redemption requests). Certain of these specific restrictions may not be changed without shareholder approval. Except as otherwise indicated, the Funds' investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in the Funds' securities will not be a violation of policy.

  State Insurance Regulation. Each Fund provides an investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the Separate Accounts of Participating Insurance Companies. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If these regulations are applied to a Fund, the Fund may be limited in its ability to engage in such techniques and to manage its investments with the flexibility provided herein. It is each Fund's intention to operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which contracts or policies of Separate Accounts of Participating Insurance Companies are offered.

  Investment Structure. The Trust may, in the future, seek the investment objectives of one or more Funds by investing all of that Fund's investable assets in a diversified, open-end management investment company having the same investment objectives and policies and substantially the same investment restrictions as those of that Fund. Such investment would be made only if the Trustees believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the assets of the Fund continued to be invested directly in securities.


  Portfolio Turnover. Securities of each Fund will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objectives, without regard to the length of time a particular security may have been held. Each Fund's portfolio turnover rate appears in the Financial Highlights for the Fund. See "Condensed Financial Information." The amount of a Fund's brokerage commissions and realization of taxable capital gains will tend to increase as the level of portfolio activity increases.



  Brokerage Transactions. The primary consideration in placing the Funds' security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.


                             RISK CONSIDERATIONS


  The risks of investing in each Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.

  Changes in Net Asset Value. Each Fund's net asset value will fluctuate based on changes in the values of the underlying securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase. During periods of rising interest rates the value of debt securities generally declines, and during periods of falling interest rates the value of these securities generally increases. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Debt securities with shorter maturities will generally produce lower yields than longer term securities of comparable quality and tend to be subject to less price movement. Changes by recognized rating agencies in the rating of any debt security, and actual or perceived changes in an issuer's ability to make principal or interest payments, also affect the value of these investments. Equity securities also fluctuate in response to general market and economic conditions and other factors, including actual and anticipated earnings, changes in management, political developments and the potential for takeovers and acquisitions. Mortgage-backed securities and certain other securities in which the Funds may invest are subject to prepayment risk and may not be an effective means of locking in long-term interest rates.

  Credit Risk of Debt Securities. Investors should be aware that securities offering above average yields may at times involve above average risks. Securities rated Baa by Moody's or BBB by S&P and comparable unrated securities have speculative characteristics. Adverse economic or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade obligations.

  Foreign Securities. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of Fund assets and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Funds.

  Because foreign securities often are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned and gains and losses realized on the sale of securities. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Investing in ADRs has some of the same risks as investing directly in securities of foreign issuers, but often to a lesser degree.

  The Landmark VIP International Equity Fund may invest its assets in issuers located in developing countries, which are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in issuers in developing countries.

  The costs attributable to foreign investing, such as the costs of maintaining custody of securities in foreign countries, frequently are higher than those attributable to domestic investing. As a result, the operating expense ratio of the Landmark VIP International Equity Fund is expected to be higher than that of an investment company investing exclusively in U.S. securities.

  Investment Practices. Certain of the investment practices employed for the Funds may entail additional risks. See the Appendix - Permitted Investments and Investment Practices.

                             VALUATION OF SHARES

  Net asset value per share of each Fund is determined each day the New York Stock Exchange is open for trading (a "Business Day"). This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to a Fund, then subtracting the liabilities charged to the Fund, and then dividing the result by the number of outstanding shares of the Fund.

  Fund securities and other assets are valued primarily on the basis of market quotations, or if quotations are not available, by a method believed to accurately reflect fair value. Foreign securities are valued based on quotations from the primary market in which they are traded which are translated from the local currency into U.S. dollars using current exchange rates.

                      PURCHASE AND REDEMPTION OF SHARES

  Investors may not purchase or redeem shares of the Funds directly, but only through variable annuity contracts and variable life insurance policies offered through the Separate Accounts of Participating Insurance Companies. Investors should refer to the prospectus of the Participating Insurance Company's Separate Account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds of the Trust as investment options for the applicable contract or policy and how to redeem monies from the applicable contract or policy.

  The Separate Accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by the Trust are effected on Business Days only. Orders for the purchase of shares of a Fund are effected at the net asset value per share next calculated after an order is received in proper form by the Fund or its designee so long as payment for the shares is received by the end of the next Business Day. Redemptions are effected at the net asset value per share next calculated after receipt in proper form of a redemption request by a Fund or its designee. For purposes of the purchase and redemption of shares of the Funds, the Separate Account of a Participating Insurance Company shall be a designee of the Fund for receipt of requests for purchase and redemption, and receipt by such designee shall constitute receipt by the Trust, provided that the Fund receives notice of such requests in accordance with applicable requirements on the next following Business Day. Separate Accounts must transmit purchase and redemption orders promptly. Payment for redemptions will be made by the Funds within seven days after the request is received. The Trust may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

  The Funds do not assess any sales charges or redemption fees. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. The Participating Insurance Companies are required to describe these fees in the prospectuses for the contracts or policies.

  Shares of the Funds may be sold to and held by Separate Accounts that fund variable annuity and variable life insurance contracts issued by both affiliated and unaffiliated Participating Insurance Companies. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material irreconcilable conflict arise between the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies, the Participating Insurance Companies may be required to withdraw the assets allocable to some or all of the Separate Accounts from the Funds. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

                         DIVIDENDS AND DISTRIBUTIONS

  Substantially all of each Fund's net income from dividends and interest is distributed annually on or about the last day of December. Net realized short-term and long-term capital gains, if any, will be distributed annually in December. Each Fund may also make additional distributions to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

  All dividends and distributions will be automatically reinvested in additional shares of a Fund issued at the net asset value of such shares on the payment date of such dividends and distributions.

                                  MANAGEMENT

Trustees and Officers

  The Trust is supervised by a Board of Trustees, a majority of whom are not affiliated with the Adviser. More information on the Trustees and officers of the Trust appears under "Management" in the Statement of Additional Information.

Investment Adviser


  Citibank. Each Fund draws on the strength and experience of Citibank. Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $81 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank's address is 153 East 53rd Street, New York, New York 10043.


  Citibank manages the assets of each Fund pursuant to separate investment advisory agreements ("Advisory Agreements"). Subject to policies set by the Trustees, Citibank makes investment decisions for the Funds. The following officers of Citibank manage the Funds:


  Landmark VIP U.S. Government Fund. Francis L. Mustaro is the manager of the Landmark VIP U.S. Government Fund. Mr. Mustaro, a Vice President of Citibank, has over twenty years experience as a trader and portfolio manager, with emphasis on fixed income products. Prior to joining Citibank in 1989, he served as Team Leader and Fixed Income Product Manager at Citicorp Securities Markets, Inc.

  Landmark VIP Balanced Fund. Grant D. Hobson, Richard Goldman and Mark Lindbloom are the managers of the Landmark VIP Balanced Fund. Mr. Hobson and Mr. Goldman manage the equity portion of the portfolio. Mr. Hobson is responsible for managing U.S. equity portfolios for mutual funds, trust and pension accounts of Citibank Global Asset Management and currently manages or co-manages more than $1 billion of total assets at Citibank. Prior to joining Citibank in 1993, Mr. Hobson was a Sector Portfolio Manager for Axe Houghton, formerly a division of USF&G, where he was responsible for equity investments for pension accounts and mutual funds. Mr. Goldman is responsible for managing U.S. equity portfolios for mutual funds and institutional accounts, and for quantitative equity research for the U.S. institutional business of Citibank Global Asset Management. He currently manages, or co-manages approximately $500 million of total assets at Citibank. He joined Citicorp's Investment Management Division in 1985 and from 1988 to 1994 was responsible for running Citicorp's Institutional Investors Relations Department. Mr. Lindbloom manages the fixed income portion of the portfolio. He came to Citibank in 1986 from Brown Brothers Harriman & Co., where he managed fixed income assets for discretionary corporate portfolios.


  Landmark VIP Equity Fund. Mr. Hobson and Mr. Goldman serve as managers of the Landmark VIP Equity Fund. Their respective investment management experience is described above.


  Landmark VIP International Equity Fund. Trevor Forbes, is based in Citibank's London office and is the manager of the Landmark VIP International Equity Fund. Mr. Forbes is Head of European Equity Investment for Citibank. Prior to joining Citibank in 1991, Mr. Forbes managed the investment business of Abbey Life, a major UK-based insurance group. Mr. Forbes calls on the extensive global network of Citibank's investment business to select securities in the world markets.


  Advisory Fees. For its services under the Advisory Agreements, the Adviser receives the following investment advisory fees, which are accrued daily and paid monthly, expressed as a percentage of the applicable Fund's average daily net assets on an annualized basis for that Fund's then-current fiscal year:


Landmark VIP U.S. Government Fund              0.40%
Landmark VIP Balanced Fund                     0.40%
Landmark VIP Equity Fund                       0.50%
Landmark VIP International Equity Fund         1.00%



  The Adviser has voluntarily agreed to waive a portion of its investment advisory fee from each Fund on a month- to-month basis. Citibank waived all management fees payable by each of the Funds during the fiscal year ended December 31, 1996. The Trustees have determined that the Landmark VIP International Equity Fund's 1.00% investment advisory fee is reasonable in light of the Fund's investment policy of investing primarily in foreign issuers. Although this investment advisory fee is similar to those paid by other investment companies which also invest primarily in foreign issuers, it is higher than the investment advisory fees currently being paid by most investment companies in general.


  Banking Relationships. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

  Bank Regulatory Matters. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Funds. Citibank believes that its services under the Advisory Agreements and the activities performed by it as sub-administrator are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory and sub-administrative activities by banks. State laws on this issue may differ from applicable federal law and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Adviser or sub-administrator, the Funds would seek alternative means for obtaining these services. The Funds do not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

Administrator

  The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") provides certain administrative services to the Funds under an administrative services agreement ("Administrative Services Agreement"). These administrative services include providing general office facilities, supervising the overall administration of the Trust, and providing persons satisfactory to the Trustees to serve as Trustees and officers of the Trust. Such Trustees and officers may be directors, officers or employees of LFBDS or its affiliates. For these services, LFBDS receives fees accrued daily and paid monthly of 0.20% of the average daily net assets of each Fund on an annualized basis for the Fund's then-current fiscal year. However, LFBDS has voluntarily agreed to waive a portion of the fees payable to it on a month-to-month basis.

  LFBDS also serves as administrator to the funds in the Landmark Family of Funds. LFBDS is a wholly-owned subsidiary of Signature Financial Group, Inc. "Landmark" is a service mark of LFBDS.

Sub-Administrator

  Pursuant to a sub-administrative services agreement, Citibank performs such sub-administrative duties for the Trust as from time to time are agreed upon by Citibank and LFBDS. Citibank's compensation as sub-administrator is paid by LFBDS.

Distributor

  LFBDS is the distributor of shares of each Fund and also serves as distributor for the funds in the Landmark Family of Funds. In those states where LFBDS is not a registered broker-dealer, shares of the Funds are sold through Signature Broker-Dealer Services, Inc., as dealer. The Trust has adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under this plan, the Trust will pay the distributor a fee, not to exceed 0.05% of the average daily net assets of the Funds, to reimburse the distributor for its expenses incurred in connection with distribution of shares of the Funds.

Custodian, Transfer Agent and Fund Accountant

  Investors Bank & Trust Company acts as dividend disbursing agent for each Fund and as the custodian of each Fund's assets. Securities held for a Fund may be held by a sub-custodian bank approved by the Trustees. Signature Financial Services, Inc. provides transfer agency and fund accounting services to the Funds and calculates the daily net asset value for the Funds.

                                 TAX MATTERS

  This discussion of the federal income taxation of the Funds and their distributions is for general information only. Purchasers of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies should refer to the prospectuses for those contracts or policies for additional tax information and should consult their own tax advisers about their particular situations.

  Each Fund will be treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which would relieve a Fund of liability for federal income and excise taxes to the extent the Fund's earnings are distributed in accordance with the timing requirements of the Code. In order to so qualify, a Fund must comply with certain distribution, diversification, source of income, holding period, and other applicable requirements. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to segregated asset accounts holding shares of the Fund would be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A failure of a Fund to qualify as a regulated investment company also could have the adverse effects on investors noted below.

  A segregated asset account upon which a variable annuity contract or variable life insurance policy is based must meet certain diversification tests set forth in U.S. Treasury regulations. If, as is intended, each Fund meets these tests and complies with certain other conditions, a segregated asset account investing solely in shares of a Fund will also be deemed to meet these diversification requirements. However, a failure of the Fund to qualify as a regulated investment company or to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such accounts to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year (including the annual costs of life insurance, if any, provided under such policy).

  Provided that a Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

  The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action.

                            PERFORMANCE INFORMATION

  Each Fund's performance may be quoted in advertising, shareholder reports and other communications in terms of yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yield and total rates of return fluctuate in response to market conditions and other factors, and the value of an investor's shares when redeemed may be more or less than their original cost.

  Each Fund may provide its period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period which was made at the maximum public offering price and reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period.

  Each Fund may provide annualized "yield" quotations. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the maximum public offering price on the last day of that period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

  Yields and total returns quoted for the Funds include the effect of deducting the Funds' expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds can be purchased only through a variable annuity contract or variable life insurance policy, a prospective purchaser should carefully review the prospectus of the variable annuity contract or variable life insurance policy he or she has chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds' yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and be reviewed with, performance information for the insurance product which invests in the Funds. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Funds.

                              --------------------

                              GENERAL INFORMATION
Organization
  Each Fund is a diversified series of Landmark VIP Funds, an open-end investment company organized as a Massachusetts business trust on August 22, 1991. Landmark VIP Funds was known as Landmark Institutional Funds I until its name was changed effective September 19, 1994.

  Under the 1940 Act, a diversified series or diversified investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

Voting and Other Rights

  The Trust may issue an unlimited number of shares (par value $0.00001 per share), may create new series of shares and may divide shares in each series into classes. Each share of each Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of the Trust have equal voting rights except that, in matters affecting only a particular Fund, only shares of that particular Fund are entitled to vote.

  The Trust's activities are supervised by its Board of Trustees. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in a Fund's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of each Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of that Fund.

  The rights accompanying Fund shares are legally vested in the Separate Accounts. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the Separate Accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies. Each Participating Insurance Company will vote Fund shares held in Separate Accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. For a further discussion, please refer to the insurance company's Separate Account prospectus.

Certificates

  The Funds' Transfer Agent maintains a share register for shareholders of record, i.e., the Separate Accounts of the Participating Insurance Companies. Share certificates are not issued.

Expenses

  In addition to amounts payable as described above under the Advisory Agreements, the Administrative Services Agreement and the Distribution Plan, each Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the Adviser, government fees, taxes, accounting, auditing and legal fees, expenses of communicating with shareholders, interest expense, and insurance premiums.

  The Statement of Additional Information dated the date hereof contains more detailed information about the Funds and the Trust, including information related to (i) the investment policies and restrictions of the Funds, (ii) the Trustees, officers, Adviser and Administrator, (iii) securities transactions, (iv) the Funds' shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information, and
(vi) the determination of net asset value.

  No person has been authorized to give any information or make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. This Prospectus does not constitute an offering of shares of the Funds in any jurisdiction in which such offering may not lawfully be made.


            APPENDIX-PERMITTED INVESTMENTS AND INVESTMENT PRACTICES

  Repurchase Agreements. Each Fund may enter into repurchase agreements in order to earn a return on temporarily available cash. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to that Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase.

  Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund and the agreement by that Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with that Fund's custodian. The segregation of assets could impair a Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

  Lending of Securities. Consistent with applicable regulatory requirements and in order to generate additional income, each Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by a Fund would not exceed 33-1/3% of that Fund's total assets.

  In the event of the bankruptcy of the other party to a securities loan, a repurchase agreement or a reverse repurchase agreement, the Fund could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent have increased or the value of the securities purchased have decreased, that Fund could experience a loss.

  Mortgage-Backed Securities. Each of the Funds may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans These securities provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. In general, mortgage-backed securities are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Fund are prepaid, that Fund must reinvest the proceeds in securities the yield of which reflects then-prevailing interest rates, which may be lower. Thus, mortgage-backed securities may not be an effective means of locking in long-term interest rates for the Funds.

  Collateralized Mortgage Obligations. Each of the Funds may invest in collateralized mortgage obligations ("CMOs"). The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. The Funds will purchase only CMOs that are backed by mortgage pass-through certificates issued or guaranteed by the U.S. Government or its agencies and instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates.

  Zero Coupon Securities. Each Fund may purchase zero coupon securities. A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The amount of the discount is accrued over the life of the security and constitutes the income earned on the security for both accounting and tax purposes. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and are likely to respond to a greater degree to interest rate changes than the market prices of non-zero coupon securities with similar maturity and credit qualities.

  Receipts. Each Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian bank arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TRs, TIGRs, and CATS are sold as zero coupon securities. See "Zero Coupon Securities" above for more information on these securities.

  Asset-Backed Securities. Each Fund may purchase asset-backed securities, which consist of securities secured by company receivables, truck and auto loans, leases, and credit card receivables. These issues are normally traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

  Interest Rate Swaps. The Landmark VIP U.S. Government Fund and the Landmark VIP Balanced Fund may enter into interest rate swaps for hedging purposes. An interest rate swap is a transaction in which the parties involved exchange a sequence of cash payments based on a floating rate index for a sequence of cash payments based on a fixed rate. A Fund would undertake a swap if it believed that interest rates were moving in a manner that made receiving or making one type of payment more advantageous than the other. Thus, the success of a swap depends on the Adviser's ability to predict correctly the movement of interest rates.

  Securities of Issuers in Developing Countries. Investors in the Landmark VIP International Equity Fund should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; developing country markets often have provided higher rates of return and greater risks to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restriction on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures.

  Private Placements and Illiquid Investments. Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

  Restricted Securities. Each Fund may purchase restricted securities that are not registered for sale to the general public. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Fund's investment limitations. Institutional trading in restricted securities is relatively new, and the liquidity of a Fund's investments could be impaired if trading does not develop or declines.

  "When-Issued" Securities. In order to ensure the availability of suitable securities, each Fund may purchase securities on a "when-issued" or "forward delivery" basis, which means that the securities would be delivered to a Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

  Currency Exchange Contracts. Forward foreign currency exchange contracts may be entered into for each Fund (other than the Landmark VIP U.S. Government
Fund), for the purchase or sale of non-U.S. currency for hedging purposes against adverse rate changes or otherwise to achieve a Fund's investment objective. A currency exchange contract allows a definite price in dollars to be fixed for securities of non-U.S. issuers that have been purchased or sold (but not settled) for the Fund. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

  Futures Contracts and Options on Futures Contracts. To protect against the effects of adverse changes in interest rates (sometimes known as "hedging"), the Landmark VIP U.S. Government Fund and the Landmark VIP Balanced Fund may enter into futures contracts on debt securities. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and price. The Landmark VIP U.S. Government Fund and the Landmark VIP Balanced Fund may also purchase and write put and call options on such futures contracts. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. This type of option must be traded on a national futures exchange.


  Options and futures can be volatile investments, and involve certain risks. If a Fund applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid secondary market.

  Short Sales "Against the Box." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." A Fund may make a short sale as a hedge, when it believes that the value of a security owned by the Fund (or a security convertible or exchangeable for such security) may decline, or when the Fund wants to sell the security at an attractive current price but wishes to defer recognition of gain or loss for tax purposes. Not more than 40% of a Fund's total assets would be involved in short sales "against the box."

                             TRUSTEES AND OFFICERS

                              Philip W. Coolidge
                                  President*
                               John R. Hartman
                                John J. Murphy
                               Jon R. Peisinger


                                  SECRETARY
                                 Linda T. Gibson*


                                  TREASURER
                                John R. Elder*
             *Affiliated Person of Administrator and Distributor



                              INVESTMENT ADVISER
                                Citibank, N.A.
                   153 East 53rd Street, New York, NY 10043

                        ADMINISTRATOR AND DISTRIBUTOR
               The Landmark Funds Broker-Dealer Services, Inc.
                     6 St. James Avenue, Boston, MA 02116
                                (617) 423-1679

                                TRANSFER AGENT
                      Signature Financial Services, Inc.
                     6 St. James Avenue, Boston, MA 02116

                                  CUSTODIAN
                        Investors Bank & Trust Company
                     One Lincoln Plaza, Boston, MA 02111

                                   AUDITORS
                             Price Waterhouse LLP
                     160 Federal Street, Boston, MA 02110

                                LEGAL COUNSEL
                          Bingham, Dana & Gould LLP
                     150 Federal Street, Boston, MA 02110

                                                                    Statement of
                                                          Additional Information
                                                                     May 1, 1997


LANDMARK(SM) VIP FUNDS
  LANDMARK VIP U.S. GOVERNMENT FUND
  LANDMARK VIP BALANCED FUND
  LANDMARK VIP EQUITY FUND
  LANDMARK VIP INTERNATIONAL EQUITY FUND

         Landmark VIP Funds (the "Trust") is an investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 22, 1991. The Trust offers shares of four investment portfolios -- Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark VIP Equity Fund and Landmark VIP International Equity Fund (collectively, the "Funds") -- only to separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies") for the purpose of funding variable annuity contracts and variable life insurance policies. The address and telephone number of the Trust are 6 St. James Avenue, Boston, Massachusetts 02116, (617) 423-1679.

         FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Table of Contents
                                                                            Page
The Trust                                                                   B-2
Investment Objectives                                                       B-2
Description of Permitted Investments and
  Investment Practices                                                      B-3
Investment Restrictions                                                     B-16
Performance Information                                                     B-19
Determination of Net Asset Value; Valuation of
  Securities; Additional Redemption Information                             B-21
Management                                                                  B-22
Portfolio Transactions                                                      B-28
Description of Shares, Voting Rights and Liabilities                        B-29
Certain Additional Tax Matters                                              B-30
Financial Statements                                                        B-31


         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Trust's Prospectus, dated May 1, 1997. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust's distributor at
(617) 423-1679 or a Participating Insurance Company.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                  1. THE TRUST

         Landmark VIP Funds (the "Trust") is an investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on August 22, 1991. The Trust provides an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies"). This Statement of Additional Information relates to the four portfolios offered by the Trust-- Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark VIP Equity Fund and Landmark VIP International Equity Fund (collectively, the "Funds").

         Citibank, N.A. ("Citibank" or the "Adviser") is investment adviser to each of the Funds. The Adviser manages the investments of the Funds from day to day in accordance with each Fund's investment objectives and policies. The selection of investments for the Funds and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

         The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS" or the "Administrator"), the administrator of the Funds, supervises the overall administration of each Fund. The Board of Trustees of the Trust provides broad supervision over the affairs of the Funds. Shares of the Funds are continuously sold by LFBDS, the Funds' distributor (the "Distributor"), only to Separate Accounts.

                            2. INVESTMENT OBJECTIVES

         The investment objectives of the LANDMARK VIP U.S. GOVERNMENT FUND are to earn current income and to preserve capital. The Landmark VIP U.S. Government Fund invests primarily in U.S. Government securities, i.e., obligations issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies and instrumentalities, and repurchase agreements involving U.S. Government securities.

         The investment objectives of the LANDMARK VIP BALANCED FUND are to earn high current income by investing in a broad range of securities, to preserve capital, and to provide growth potential with reduced risk.

         The investment objective of the LANDMARK VIP EQUITY FUND and the LANDMARK VIP INTERNATIONAL EQUITY FUND is long-term capital growth. Dividend income, if any, is incidental to the Fund's investment objective of increasing the long-term value of its shareholders' investment.

         There can, of course, be no assurance that any Fund will achieve its investment objectives. Investor approval is not required to change the investment objectives of any of the Funds.

        3. DESCRIPTION OF PERMITTED INVESTMENTS AND INVESTMENT PRACTICES

BANK OBLIGATIONS

         Each of the Funds may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

MORTGAGE-BACKED SECURITIES

         Each of the Funds may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

         The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government while obligations of FNMA and FHLMC are supported by the respective agency only. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in loss.

         Each Fund may also invest a portion of its assets in collateralized mortgage obligations or "CMOs," a type of mortgage-backed security. CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligations is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through certificates to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-through certificates issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

STRIPS

         Each of the Funds may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. The Adviser will purchase only those STRIPS that it determines are liquid or, if illiquid, do not violate the applicable Fund's investment policy concerning investments in illiquid securities.

RULE 144A SECURITIES

         Consistent with applicable investment restrictions, each of the Funds may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, none of the Funds invests more than 15% of its net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and restricted securities, unless the Board of Trustees of the Trust determines, based on the trading markets for the specific restricted security, that it is liquid. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Trustees, however, retain oversight and are ultimately responsible for the determinations.

         Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Trust's Trustees will carefully monitor each Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information.

SECURITIES OF NON-U.S. ISSUERS

         Each of the Funds may, subject to certain limitations as set forth in the Prospectus, invest in securities of non-U.S. issuers. Investing in securities of foreign issuers may involve significant risks not present in domestic investments. For example, the value of such securities fluctuates based on the relative strength on the U.S. dollar. In addition, there is generally less publicly available information about foreign issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

         It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. security trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payments, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

         Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

         American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Funds to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

         The Funds may invest in securities of non-U.S. issuers that impose restriction on transfer within the United States or to United States persons. Although securities subject to such transfer restriction may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

REPURCHASE AGREEMENTS

         Each of the Funds may invest in repurchase agreements collateralized by securities in which that Fund may otherwise invest. Repurchase agreements are agreements by which a Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although that Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

SHORT SALES "AGAINST THE BOX"

         In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each of the Funds, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities are maintained in a segregated account for the Fund. These securities constitute the Fund's long position.

         The Funds do not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the respective Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Funds endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

LENDING OF SECURITIES

         Consistent with applicable regulatory requirements and in order to generate income, each of the Funds may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. A Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on either investment of cash collateral or a fee from the borrower in the event the collateral consists of securities. The Fund, would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the Adviser determines to make loans, it is not intended that the value of the securities loaned would exceed 33 1/3% of the value of the respective Fund's total assets.

WHEN-ISSUED SECURITIES

         Each of the Funds may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the applicable Fund would take delivery of such securities. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission policies. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the respective Fund will always have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, even though the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of Securities and Exchange Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Adviser determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Because each of the Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency, as well as convert foreign currency to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The Funds may also enter into foreign currency hedging transactions in an attempt to protect the value of the assets of the respective Fund as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although each Fund's assets are valued daily in terms of U.S. dollars, the Trust does not intend to convert a Fund's holdings of other currencies into U.S. dollars on a daily basis.) The Funds do not currently intend to speculate in currency exchange rates or forward contracts.

         The Funds may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

         When a Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         When the Adviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of the Fund's securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of a short-term hedging strategy is highly uncertain. The Funds do not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts obligates a Fund to deliver an amount of non-U.S. currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

         The Funds generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, a Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date a Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

         It is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

         Each of the Funds may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If a Fund purchases a put option on a non-U.S. currency and the value of the U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.

         The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. However, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

         The Funds may write options on non-U.S. currencies for hedging purposes or otherwise to achieve their investment objectives. For example, where a Fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         Put and call options on non-U.S. currencies written by a Fund will be covered by segregation of cash, short-term money market instruments or high quality debt securities in an account with the custodian in an amount sufficient to discharge the Fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         Investing in ADRs and other depositary receipts presents many of the same risks regarding currency exchange rates as investing directly in securities denominated in currencies other than the U.S. dollar. Because the securities underlying these receipts are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the ADRs covering such securities. A Fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depositary receipts.

         The Funds' dealings in foreign currency contracts are limited to the transactions described above. Of course, a Fund is not required to enter into such transactions and does not do so unless deemed appropriate by the Adviser. It should also be realized that this method of protecting the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

         Each Fund has established procedures consistent with policies of the Securities and Exchange Commission concerning forward contracts. Since those policies currently recommend that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, each Fund expects to always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk.

FUTURES CONTRACTS

         To protect from the effects of adverse changes in interest rates, the Landmark VIP U.S. Government Fund and the Landmark VIP Balanced Fund may engage in futures contracts on debt securities. A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

         While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when a Fund purchases or sells a futures contract. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

         The purpose of the acquisition or sale of a futures contract, in the case such as that of the Funds, which hold or will acquire long term debt securities, is to attempt to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with long maturities and investing in bonds with short maturities. However, the use of futures contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its securities.

         Similarly, when it is expected that interest rates may decline, a Fund might enter into futures contracts for the purchase of debt securities. Such a transaction would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts could increase.

         Although the use of futures for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if the Fund sells a futures contract to protect against losses in the debt securities held by the Fund), at the same time the futures contracts limit any potential gain which might result from an increase in value of a hedged position.

         In addition, the ability effectively to hedge all or a portion of a Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the debt securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy and sell.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. While a Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to hedge the Fund's securities.

         The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Investments in futures contracts also entail the risk that if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if a Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of the Fund's bonds and interest rates decrease instead, part or all of the benefit of the increased value of the Fund's bonds which were hedged will be lost because the Fund will have offsetting losses in its futures positions. Similarly, if a Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions as well as losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

         Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits would have an adverse impact on a Fund's strategies involving futures.

         CFTC regulations require compliance with certain limitations in order to assure that a Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit a Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish the Fund's non-hedging futures positions would exceed 5% of the Fund's net assets.

         The Landmark VIP U.S. Government Fund and the Landmark VIP Balanced Fund will comply with this CFTC requirement, and each such Fund currently intends to adhere to the additional policies described below. First, an amount of cash or cash equivalents will be maintained by a Fund in a segregated account with the Trust's custodian, Investors Bank & Trust Company, so that the amount so segregated, plus the initial margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that a Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by a Fund not exceed 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract.

         The ability of a Fund to engage in futures transactions may be limited by the current federal income tax requirement that less than 30% of a Fund's gross income be derived from the sale or other disposition of stock or securities held for less than three months. In addition, the use of futures contracts may increase the amount of taxable income of a Fund and may affect the amount, timing and character of a Fund's income for tax purposes, as more fully described herein in the section entitled "Certain Additional Tax Matters."

OPTIONS ON FUTURES CONTRACTS

         The Landmark VIP U.S. Government Fund and the Landmark VIP Balanced Fund may also, subject to any applicable laws, purchase and write options on futures contracts of the types described above for hedging purposes only. The holder of a call option on a futures contract has the right to purchase the futures contract, and the holder of a put option on a futures contract has the right to sell the futures contract, in either case at a fixed exercise price up to a stated expiration date or, in the case of certain options, on a stated date. Options on futures contracts, like futures contracts, are traded on contract markets.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's security holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

         The ability of a Fund to engage in options and futures strategies depends also upon the availability of a liquid market for such instruments; there can be no assurance that such a liquid market will exist for such instruments.

                           4. INVESTMENT RESTRICTIONS

         The Trust has adopted the following policies which may not be changed with respect to a particular Fund without approval by holders of a majority of the outstanding securities of such Fund, which as used in this Registration Statement means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

Each Fund may not:


         (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes a Fund may borrow in an amount not to exceed 1/3 of the value of the Fund's net assets, including the amount borrowed (a Fund may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value). It is intended that a Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of Fund securities. (For additional related restrictions, see clause (i) under the caption "Non-Fundamental Restrictions" below.)


         (2) Make loans to other persons except (a) through the lending of the Fund's securities, but not in excess of 33 1/3% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations provided that not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this restriction, the purchase of short-term commercial paper or all or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

         (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund more than 10% of the voting securities of such issuer to be held by the Fund, except that the Fund may invest all or substantially all of its investable assets in another registered investment company or series thereof having the same investment objectives and policies and substantially the same investment restrictions as those of the Fund (a "Qualifying Investment Company").

         (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the total assets of the Fund more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state); provided that for purposes of this restriction the issue of a futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the Fund may invest all or substantially all of its investable assets in a Qualifying Investment Company.

         (5) Concentrate its investments in any particular industry (including the securities of foreign governments or multilateral lending institutions), but if it is deemed appropriate for the achievement of the Fund's investment objectives, up to 25% of its assets, taken at market value at the time of each investment, may be invested in any one industry (except that positions in futures or options contracts shall not be subject to this restriction).

         (6) Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a security and except that the Fund may invest all or substantially all of its investable assets in a Qualifying Investment Company.

         (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures contracts) in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund).

         (8) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above and provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

         (9) Purchase any security or evidence of interest therein on margin, except that such short-term credit may be obtained for each Fund as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures contracts.

NON-FUNDAMENTAL RESTRICTIONS

         Each Fund does not as a matter of operating policy:

         (i) sell any security which the Fund does not own unless by virtue of the ownership of other securities there is at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions,

         (ii) invest for the purpose of exercising control or management,

         (iii) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that a Fund will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund (for purposes of this clause (iii) securities of non-U.S. banks shall be treated as investment company securities, except that debt securities and non-voting preferred stock of non-U.S. banks are not subject to the 10% limitation described herein); and provided, further, that a Fund may invest all or substantially all of its investable assets in a Qualifying Investment Company,

         (iv) taken together with any investments described in clause (v) below, invest more than 15% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days; provided, however, that a Fund may invest all or substantially all of its investable assets in a Qualifying Investment Company,

         (v) taken together with any investments described in clause (iv) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days and securities which may be resold pursuant to Rule 144A under the Securities Act if the Board of Trustees determines that a liquid market exists for such securities) if, as a result thereof, more than 15% of the net assets of the Fund (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that a Fund may invest all or substantially all of its investable assets in a Qualifying Investment Company,

         (vi) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (the Trust does not presently intend to make such short sales for investment purposes),

         (vii) acquire the securities of any issuer if, as a result of such investment, more than 10% of the Fund's total assets would be invested in the securities of any one issuer (except that this restriction shall not apply to U.S. Government securities or foreign government securities), or invest in a security if, as a result of such investment, the Fund would hold more than 10% of the outstanding voting securities of any one issuer; provided, however, that a Fund may invest all or substantially all of its investable assets in a Qualifying Investment Company, or

         (viii) purchase warrants in an amount exceeding 5% of a Fund's net assets.; included within that amount, but not exceeding 2% of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange; any such warrants will be valued at their market value except that warrants which are attached to securities at the time such securities are acquired will be deemed to be without value for the purpose of this restriction.

         These restrictions are not fundamental and may be changed by the Trustees without shareholder approval.

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in this Registration Statement is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities or a later change in the rating of the securities held for the Fund will not be considered a violation of policy.

                           5. PERFORMANCE INFORMATION

         A total rate of return quotation for a Fund is calculated for any period by (a) dividing (i) the sum of the net asset per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result. Total rates of return may also be calculated on investments at various sales charge levels or at net asset value. Any performance data which is based on a reduced sales charge or net asset value would be reduced if the maximum sales charge were taken into account.

         Any current yield quotation for a Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

         Yields and total returns quoted for a Fund include the effect of deducting the Fund's expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds can be purchased only through a variable annuity contract or variable life insurance policy, a purchaser of such contract or policy should carefully review the prospectus for the applicable variable annuity contract or variable life insurance policy for information on relevant charges and expenses. Including these charges in the quotations of a Fund's yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and be reviewed with, performance information for the insurance product which invests in the Funds.

         Set forth below is total rate of return information for the shares of each of the Funds for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested.


                                                          REDEEMABLE VALUE
                                    ANNUALIZED            OF A HYPOTHETICAL
                                       TOTAL              $1,000 INVESTMENT
                                  RATE OF RETURN       AT THE END OF THE PERIOD

LANDMARK VIP U.S.
GOVERNMENT FUND
March 10, 1995 (commencement of
 operations) to December 31, 1996      5.39%                   $1,100
One year ended December 31, 1996       1.43%                   $1,014


LANDMARK VIP BALANCED FUND
March 10, 1995 (commencement of
 operations) to December 31, 1996     11.77%                   $1,224
One year ended December 31, 1996       8.84%                   $1,088


LANDMARK VIP EQUITY FUND
March 9, 1995 (commencement of
 operations) to December 31, 1996     16.94%                   $1,329
One year ended December 31, 1996      14.20%                   $1,142


LANDMARK VIP INTERNATIONAL
EQUITY FUND
March 10, 1995 (commencement of
 operations) to December 31, 1996      5.79%                   $1,108
One year ended December 31, 1996       6.07%                   $1,061

                6. DETERMINATION OF NET ASSET VALUE; VALUATION OF
                  SECURITIES; ADDITIONAL REDEMPTION INFORMATION

         The net asset value of each share of each Fund is determined each day during which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, such Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination of net asset value of shares of a Fund is made once each day as of the close of regular trading on such Exchange by dividing the value of the Fund's net assets (i.e., the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the Fund outstanding at the time the determination is made. A share's net asset value is effective for orders received by the Trust prior to its calculation and received by the Distributor prior to the close of the business day on which such net asset value is determined.

         For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.

         Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the Exchange and may also take place on days on which the Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.

         Interest income on long-term obligations held for a Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

         Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Funds, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

         The Trust may suspend the right of redemption or postpone the date of payment for shares of a Fund more than seven days during any period when (a) trading in the markets a Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC"), exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                                  7. MANAGEMENT

         The Trustees and officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated below, the address of each Trustee and officer is 6 St. James Avenue, Boston, Massachusetts.

TRUSTEES


PHILIP W. COOLIDGE* (age 45) - President of the Trust; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

JOHN RICHARD HARTMAN (age 46) - Regional Vice President, Commercial Union Insurance Company (since November, 1995); Chief Executive Officer, N.A. Retail Division, Minet Inc. (Insurance and Risk Advisory Services) (January, 1992 to October, 1995); Chief Operating Officer, Switt & Crawford (Intermediary Insurance Broker) (January, 1987 to January, 1992). His address is 12855 Flushing Meadow, St. Louis, Missouri.

JOHN J. MURPHY (age 53) - President and Principal, Murphy Capital Management (Investment Advisor) (since September, 1983). His address is 84 Pinney Road, New Canaan, Connecticut.

JON R. PEISINGER (age 49) - President, Capital Cities/ABC Video Publishing Inc. (producer and distributor of home video programming) (since November, 1992); President, Sony Video Music Video Inc. (producer and distributor of home video programming) (October, 1990 to July, 1992). His address is 1200 High Ridge Road, Stamford, Connecticut.


OFFICERS


SAMANTHA M. BURGESS*; (age 27) - Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signature Financial Group, Inc. (since November 1995); Graduate Student, Loyola University (prior to August 1995).

PHILIP W. COOLIDGE* (age 45) - President of the Trust; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December 1988).

CHRISTINE A. DRAPEAU*; (age 26) - Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).

JOHN R. ELDER* (age 48) - Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since April 1995); Treasurer of the Phoenix Family of Mutual Funds, Phoenix Home Life Mutual Insurance Company (1983 to March 1995).

LINDA T. GIBSON* (age 31) - Secretary of the Trust; Vice President, Signature Financial Group, Inc. (since May 1992); Assistant Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since October 1992) Law Student, Boston University School of Law (September, 1989 to May, 1992).

JOAN A. GULINELLO*; (age 41) - Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since October 1993); Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since October 1995); Vice President and Assistant General Counsel, Massachusetts Financial Services Company (prior to October 1993).

JAMES E. HOOLAHAN*; (age 49) - Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Senior Vice President Signature Financial Group, Inc.

MOLLY S. MUGLER* (age 45) - Assistant Secretary of the Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

KARYN A. NOKE*; (age 26) - Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group (Cayman) Ltd. (since September 1996); Assistant Vice President, Signature Financial Group, Inc. (May 1993 to August 1996); Student, University of Massachusetts (prior to May 1993).

SHARON M. WHITSON*; (age 48) - Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signature Financial Group, Inc. (since November 1992); Associate Trader, Massachusetts Financial Services Company (prior to November 1992).

JULIE J. WYETZNER*; (age 37) - Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc.


The officers of the Trust also hold comparable positions with certain other Funds for which LFBDS or an affiliate serves as the administrator.


         As of April 15, 1997, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Funds. As of the same date, Participating Insurance Companies or their separate accounts were the record owners of all of the shares of each Fund.


         The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


  The Trustees of the Trust received the following remuneration from the Trust during its fiscal year ended December 31, 1996:



                                                                                                   TOTAL
                                                       PENSION OR                               COMPENSATION
                                   AGGREGATE           RETIREMENT                             FROM REGISTRANT
                                 COMPENSATION       BENEFITS ACCRUED     ESTIMATED ANNUAL         AND FUND
        NAME OF PERSON,              FROM              AS PART OF          BENEFITS UPON        COMPLEX PAID
            POSITION             REGISTRANT(1)        FUND EXPENSES         RETIREMENT         TO TRUSTEES (1)


    PHILIP W. COOLIDGE (TRUSTEE)      $    0              NONE                 NONE                  $    0
    JOHN RICHARD HARTMAN              $5,000              NONE                 NONE                  $5,000
    (TRUSTEE)
    JOHN J. MURPHY (TRUSTEE)          $5,000              NONE                 NONE                  $5,000
    JON R. PEISINGER                  $5,000              NONE                 NONE                  $5,000
    (TRUSTEE)

    (1) Information relates to the fiscal year ended December 31, 1996. Messrs. Coolidge, Hartman, Murphy and Peisinger are trustees of 46, 4, 4 and 4 funds, respectively, of the Landmark Family of Funds.


ADVISER

         Citibank manages the assets of each Fund pursuant to separate investment advisory agreements (the "Advisory Agreements"). Subject to such policies as the Board of Trustees may determine, the Adviser manages the respective Fund's securities and makes investment decisions for the Fund. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting securities transactions for such Fund. Each of the Advisory Agreements will continue in effect until September 19, 1996 and thereafter as long as such continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund, and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

         Each of the Advisory Agreements provides that the Adviser may render services to others. Each Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Trust when authorized either by a vote of a majority of the outstanding voting securities of the applicable Fund or by a vote of a majority of the Board of Trustees, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.


         The Prospectus contains a description of the fees payable to the Adviser for services under the Advisory Agreements. For the period from March 10, 1995 (March 9, 1995 for the Landmark VIP Equity Fund) to December 31, 1995, the fees payable to the Adviser from the Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark VIP Equity Fund and Landmark VIP International Equity Fund were, $2,598, $3,331, $4,047 and $24,004, respectively, all of which were voluntarily waived by the Adviser. For the fiscal year ended December 31, 1996, the fees payable to the Adviser from the Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark VIP Equity Fund and Landmark VIP International Equity Fund were, $5,331, $9,020, $11,912 and $48,867, respectively, all of which were voluntarily waived by the Adviser.


ADMINISTRATOR

         Pursuant to an administrative services agreement (the "Administrative Services Agreement"), LFBDS provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's independent contractors and agents; preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust.

         The Administrative Services Agreement acknowledges that the name "Landmark" is the property of the Administrator and provides that if LFBDS ceases to serve as the Administrator of the Trust, the Trust would change its names so as to delete the word "Landmark." The Administrative Services Agreement also provides that LFBDS may render administrative services to others and may permit other investment companies to use the word "Landmark" in their names. The Administrator provides persons satisfactory to the Board of Trustees to serve as Trustees and officers of the Trust. Such Trustees and officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of the Administrator or its affiliates.


         The Prospectus contains a description of the fees payable to the Administrator under the Administrative Services Agreement. For the period from March 10, 1995 (March 9, 1995 for the Landmark VIP Equity Fund) to December 31, 1995, the fees payable under a prior Administrative Services Agreement to the Administrator with respect to Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark VIP Equity Fund and Landmark VIP International Equity Fund were, $1,299, $1,665, $1,704 and $4,801, respectively, all of which were voluntarily waived by the Administrator. For fiscal year ended December 31, 1996, the fees payable under a prior Administrative Services Agreement to the Administrator with respect to Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark VIP Equity Fund and Landmark VIP International Equity Fund were, $2,665, $4,510, $4,765 and $9,774, respectively, all of which were voluntarily waived by the Administrator.


         The Administrative Services Agreement continues in effect if such continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Trust and, in either case, by a majority of the Trustees who are not parties to the Administrative Services Agreement or interested persons of any such party. The Administrative Services Agreement provides that LFBDS may render administrative services to others. The Administrative Services Agreement terminates automatically if it is assigned and may be terminated with respect to the Trust without penalty by vote of a majority of the outstanding voting securities of the Trust or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement also provides that neither LFBDS, as the Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreement.

         LFBDS is a wholly-owned subsidiary of Signature Financial Group, Inc.

         Pursuant to a sub-administrative services agreement, Citibank performs such sub-administrative duties for the Trust as from time to time are agreed upon by Citibank and LFBDS. Citibank's sub-administrative duties may include providing equipment and clerical personnel necessary for maintaining the Trust's organization, participation in the preparation of documents required for compliance by the Trust with applicable laws and regulations, the preparation of certain documents in connection with meetings of Trustees and shareholders, and other functions which would otherwise be performed by the Administrator. For performing such sub-administrative services Citibank receives such compensation as from time to time is agreed upon by LFBDS and Citibank, not in excess of the amount paid to the Administrator for its services under the Administrative Services Agreement. All such compensation is paid by LFBDS.

DISTRIBUTOR

         LFBDS serves as the Distributor of the Trust's shares pursuant to a Distribution Agreement with the Trust. Unless otherwise terminated, the Distribution Agreement continues in effect from year to year upon annual approval by the Trust's Board of Trustees, or by the vote of a majority of the outstanding shares of the Trust and by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate in the event of its assignment, as defined in the 1940 Act.


         The Trust has adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act after concluding that there is a reasonable likelihood that the Distribution Plan will benefit each Fund and its shareholders. The Distribution Plan provides that each Fund shall pay a distribution fee to the Distributor at an annual rate not to exceed 0.05% of the Fund's average daily net assets as reimbursement of the Distributor's expenses incurred in connection with performing its services under the Distribution Agreement. For the period from March 10, 1995 (March 9, 1995 for the Landmark VIP Equity Fund) to December 31, 1995, the fees payable under the Distribution Plan to the Distributor with respect to Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark VIP Equity Fund and Landmark VIP International Equity Fund were $325, $416, $405 and $1,200, respectively, all of which were voluntarily waived by the Distributor. For the fiscal year ended December 31, 1996, the fees payable under the Distribution Plan to the Distributor with respect to Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark VIP Equity Fund and Landmark VIP International Equity Fund were $666, $1,127, $1,191 and $2,442, respectively, all of which were voluntarily waived by the Distributor.


         The Distribution Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan ("Qualified Trustees"). The Distribution Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated with respect to any Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of the majority of the outstanding voting securities of the Fund. The Distribution Plan may not be amended to increase materially the amount of a Fund's permitted expenses thereunder without the approval of a majority of the outstanding securities of that Fund and may not be materially amended in any case without a vote of the majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.

CUSTODIAN

         The Trust has entered into a Custodian Agreement with Investors Bank & Trust Company ("IBT") pursuant to which IBT acts as custodian for each Fund. The principal business address of IBT is One Lincoln Plaza, Boston, Massachusetts 02111.

FUND ACCOUNTANT

         The Trust has entered into a Fund Accounting Agreement with Signature Financial Services, Inc. ("SFSI") pursuant to which SFSI provides fund accounting services to each Fund. Pursuant to a separate Transfer Agency and Service Agreement with the Trust, SFSI provides transfer agency services to each Fund. The address of SFSI is 6 St. James Avenue, Boston, Massachusetts 02116.

AUDITORS

         Price Waterhouse LLP is the independent accountant for the Trust, providing audit services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission. The address of Price Waterhouse LLP is 160 Federal Street, Boston, Massachusetts 02110.

                            8. PORTFOLIO TRANSACTIONS

         The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of each Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

         Under the Advisory Agreements, in connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser or the Fund, subject to any applicable laws, rules and regulations.

         The investment advisory fee that each Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

         In certain instances there may be securities which are suitable as an investment for a Fund as well as for one or more of the Adviser's other clients. Investment decisions for a Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though the purchase or sale of the security would be suitable for the investment objectives of several clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable for the security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

         For the period March 10, 1995 (March 9, 1995 for Landmark VIP Equity
Fund) (commencement of operations) to December 31, 1995, the Funds paid no brokerage commissions. For the fiscal year ended December 31, 1996, each of Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark VIP Equity Fund and Landmark VIP International Equity Fund paid $0, $2,433, $4,937 and $16,467, respectively, in brokerage commissions.

             9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest ($0.00001 par value per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The Funds are the only current series of shares of the Trust and the Trust has reserved the right to create and issue additional series of shares. Each share of each Fund represents an equal proportionate interest in the Fund with each other share. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust.

         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no present intention to hold annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.")

         The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by a vote of a majority, as defined in the 1940 Act, of the holders of the Trust's outstanding voting securities voting as a single class, or of the affected series of the Trust, as the case may be, or if authorized by an instrument in writing without a meeting, consented to by holders of not less than a majority of the interests of the affected series. However, if the Trust or the affected series is the surviving entity of the merger, consolidation or sale of assets, no vote of interest holders is required. Any series of the Trust may be dissolved (i) by the affirmative vote of not less than two-thirds of the outstanding beneficial interests in such series at any meeting of holders of beneficial interests or by an instrument in writing signed by a majority of the Trustees and consented to by not less than two-thirds of the outstanding beneficial interests, (ii) by the Trustees by written notice to holders of the beneficial interests in the series or (iii) upon the bankruptcy or expulsion of a holder of a beneficial interest in the series, unless the remaining holders of beneficial interests, by majority vote, agree to continue the series. The Trust may be dissolved by action of the Trustees upon the dissolution of the last remaining series.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                       10. CERTAIN ADDITIONAL TAX MATTERS

         Any investment in zero coupon bonds, certain stripped securities, and certain securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. A Fund's transactions in options, futures contracts, and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund will limit its activities in options, future contracts, and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

         Special tax considerations apply with respect to foreign investments. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on the Fund. Investment by a Fund in certain "passive foreign investments companies" may also be limited in order to avoid a tax on the Fund. Investment income received by a Fund from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

                            11. FINANCIAL STATEMENTS


         The financial statements contained in the Annual Report of the Funds for the fiscal year ended December 31, 1996 (Accession Number 950156-97-000229) are incorporated by reference into this Statement of Additional Information.


         A copy of the Annual Report of the Funds accompanies this Statement of Additional Information.

                                     PART C

Item 24.  Financial Statements and Exhibits.


   (a)   Financial Statements Included in Part A:
         Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark
              VIP Equity Fund and Landmark VIP International Equity Fund:
         Condensed Financial Information - Financial Highlights (for the period from the commencement of operations (March 10, 1995; March 9, 1995 for Landmark VIP Equity Fund) to December 31, 1995 and for the year ended December 31, 1996).


         Financial Statements Included in Part B:


         Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark
              VIP Equity Fund and Landmark VIP International Equity Fund:
         Portfolio of Investments at December 31, 1996*
         Statement of Assets and Liabilities at December 31, 1996*
         Statement of Operations for the year ended December 31, 1996*
         Statement of Changes in Net Assets for the period from March 10, 1995
              (March 9, 1995 for Landmark VIP Equity Fund) (commencement of operations) to December 31, 1995 and for the year ended December 31, 1996*
         Financial Highlights for the period from March 10, 1995 (March 9, 1995 for Landmark VIP Equity Fund) (commencement of operations) to December 31, 1995 and for the year ended December 31, 1996*

    -----------------------
   * Incorporated by reference to the Annual Report to Shareholders of Landmark VIP Government Fund, Landmark VIP Balanced Fund, Landmark VIP Equity Fund and Landmark VIP International Equity Fund for the fiscal year ended December 31, 1996, filed with the Securities and Exchange Commission via the EDGAR system on February 26, 1997 (Accession Number
     950156-97-000229).



    (b)   Exhibits

         *1(a) Amended and Restated Declaration of Trust of the Registrant, dated August 22, 1991, amended and restated as of August 31, 1991

         *1(b)    Form of Establishment and Designation of Series of the Trust


      ****1(c) Amended and Restated Establishment and Designation of Series of the Trust

      ****1(d)    Amendment to the Declaration of Trust of the Registrant


        **2       By-laws of the Trust

         *5 Form of Investment Advisory Agreements between the Registrant and Citibank, N.A., as investment adviser

         *6 Form of Amended and Restated Distribution Agreement between the Registrant and The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS"), as Distributor

         *8 Form of Custodian Agreement between the Registrant and Investors Bank & Trust Company ("IBT"), as custodian

         *9(a) Form of Fund Accounting Agreement between the Registrant and Signature Financial Services, Inc.

         *9(b) Form of Administrative Services Agreement between the Registrant and LFBDS, as administrator

         *9(c) Sub-administrative Services Agreement between Citibank, N.A. and LFBDS

         *9(d) Form of Transfer Agency and Service Agreement between the Registrant and Signature Financial Services, Inc.

         11       Consent of Independent Accountants

        *15       Form of Amended and Restated Distribution Plan of the
                  Registrant

      ***25       Powers of Attorney for the Registrant

         27       Financial Data Schedule

 -----------------------
   * Incorporated by reference to the registration statement on Form N-1A of the Registrant, File No. 811-6401, filed July 25, 1994.
  ** Incorporated by reference to the registration statement on Form N-1A of the Registrant, File No. 811-6401, filed August 30, 1991.
 *** Incorporated by reference to the registration statement on Form N-1A of the Registrant, File No. 811-6401, filed December 7, 1994.

**** Incorporated by reference to the registration statement on Form N-1A of the Registrant, File No. 811-6401, filed April 29, 1996.


Item 25.  Persons Controlled by or under Common Control with Registrant.

         Not applicable.

Item 26.  Number of Holders of Securities.


             Shares of Beneficial Interest              Number of Record Holders
             (par value $0.00001 per share)               As of April 17, 1997


   Landmark VIP U.S. Government Fund                                  3
   Landmark VIP Balanced Fund                                         3
   Landmark VIP Equity Fund                                           3
   Landmark VIP International Equity Fund                             3

Item 27.  Indemnification.

         Reference is hereby made to (a) Article V of the Amended and Restated Declaration of Trust, incorporated herein by reference and (b) Section 4 of the Distribution Agreement by and between the Registrant and LFBDS, incorporated herein by reference.

         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 28.  Business and Other Connections of Investment Adviser.


         Citibank, N.A. ("Citibank") is a commercial bank offering a wide range of banking and investment services to customers across the United States and around the world. Citibank is a wholly-owned subsidiary of Citicorp, a registered bank holding company. Citibank also serves as investment adviser to the following registered investment companies (or series thereof): The Premium Portfolios (Balanced Portfolio, Equity Portfolio, International Equity Portfolio, Emerging Asian Markets Equity Portfolio and Small Cap Equity Portfolio), Tax Free Reserves Portfolio, U.S. Treasury Reserves Portfolio, Cash Reserves Portfolio, Asset Allocation Portfolios (Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500), Landmark Multi-State Tax Free Funds (Landmark New York Tax Free Reserves, Landmark Connecticut Tax Free Reserves and Landmark California Tax Free Reserves), Landmark Fixed Income Funds (Landmark U.S. Government Income Fund and Landmark Intermediate Income Fund), Landmark Tax Free Income Funds (Landmark National Tax Free Income Fund and Landmark New York Tax Free Income Fund) and Variable Annuity Portfolios (CitiSelectSM VIP Folio 200, CitiSelectSM VIP Folio 300, CitiSelectSM VIP Folio 400, CitiSelectSM VIP Folio 500 and Landmark Small Cap Equity VIP Fund). Citibank and its affiliates manage assets in excess of $81 billion worldwide. The principal place of business of Citibank is located at 399 Park Avenue, New York, New York 10043.

         The Chairman of the Board and a Director of Citibank is John S. Reed. The following are Vice Chairmen of the Board and Directors of Citibank: Paul J. Collins, William R. Rhodes and H. Onno Ruding. Other Directors of Citibank are
D. Wayne Calloway, former Chairman and Chief Executive Officer, PepsiCo, Inc., Purchase, New York; Kenneth T. Derr, Chairman and Chief Executive Officer, Chevron Corporation; John M. Deutch, Director, CMS Energy; Reuben Marks, Chairman and Chief Executive Officer, Colgate-Palmolive Company; Richard D. Parsons, Member, Board of Representatives; Rozanne L. Ridgway, President, The Atlantic Council of the United States; Robert B. Shapiro, President and Chief Operating Officer, Monsanto Company; Frank A. Shrontz, Chairman and Chief Executive Officer, The Boeing Company, Seattle, Washington; Roger B. Smith, Former Chairman and Chief Executive Officer, General Motors Corporation; Franklin A. Thomas, President, The Ford Foundation, New York, New York; and Edgar S. Woolard, Jr., Chairman and Chief Executive Officer, E.I. DuPont De Nemours & Company.


         Each of the individuals named above is also a Director of Citicorp. In addition, the following persons have the affiliations indicated:

D. Wayne Calloway                Director, Exxon Corporation
                                 Director, General Electric Company
                                 Director, PepsiCo, Inc.


Paul J. Collins                  Director, Kimberly-Clark Corporation

Kenneth T. Derr                  Director, Chevron Corporation
                                 Director, Potlatch Corporation


John M. Deutch                   Director, CMS Energy
                                 Director, Palomar Medical Technologies, Inc.

Reuben Marks                     Director, Colgate-Palmolive Company
                                 Director, New York Stock Exchange
                                 Director, Time Warner, Inc.
                                 Non-Executive Director, Pearson, PLC

Richard D. Parsons               Director, Federal National Mortgage Association
                                 Director, Philip Morris Companies Incorporated
                                 Member, Board of Representatives, Time Warner
                                   Entertainment Company, L.P.
                                 Director and President, Time Warner, Inc.


John S. Reed                     Director, Monsanto Company
                                 Director, Philip Morris Companies Incorporated
                                 Stockholder, Tampa Tank & Welding, Inc.

William R. Rhodes                Director, Private Export Funding Corporation


Rozanne L. Ridgway               Director, 3M
                                 Director, Bell Atlantic Corporation
                                 Director, The Boeing Company
                                 Director, Emerson Electric Company
                                 Member, International Advisory Board, New
                                   Perspective Fund, Inc.
                                 Director, RJR Nabisco, Inc.
                                 Director, Sara Lee Corporation.
                                 Director, Union Carbide Corporation

H. Onno Ruding                   Member, Board of Supervisory Directors,
                                   Amsterdam Trustee's Kantoor
                                 Board Member, Corning Incorporated
                                 Advisor, Intercena (C&A) (Netherlands)
                                 Member, Board of Advisers, Pechiney S.A.
                                 Member, Board of Advisers, Robeco N.V.
                                 Advisory Director, Unilever N.V.
                                 Advisory Director, Unilever PLC


Robert B. Shapiro                Director, G.D. Searle & Co.
                                 Director, Silicon Graphics
                                 Director, Monsanto Company
                                 Director, The Nutrasweet Company


Frank A. Shrontz                 Director, 3M
                                 Director, Baseball of Seattle, Inc.
                                 Director, The Boeing Company
                                 Director, Boise Cascade Corp.
                                 Director, Chevron Corporation

Franklin A. Thomas               Director, Aluminum Company of America
                                 Director, Cummins Engine Company, Inc.
                                 Director, Lucent Technologies
                                 Director, Pepsico, Inc.

Edgar S. Woolard, Jr.            Director, E.I. DuPont De Nemours & Company
                                 Director, Apple Computer, Inc.
                                 Director, Zurich Holding Company of America,
                                   Inc.
                                 Advisory Director, Zurich Insurance Corporation



Item 29.  Principal Underwriters.


           (a) The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS"), the Registrant's exclusive placement agent, is also the distributor for Landmark International Equity Fund, Landmark Emerging Asian Markets Equity Fund, Landmark U.S. Treasury Reserves, Landmark Cash Reserves, Premium U.S. Treasury Reserves, Premium Liquid Reserves, Landmark Institutional U.S. Treasury Reserves, Landmark Institutional Liquid Reserves, Landmark Tax Free Reserves, Landmark Institutional Tax Free Reserves, Landmark California Tax Free Reserves, Landmark Connecticut Tax Free Reserves, Landmark New York Tax Free Reserves, Landmark U.S. Government Income Fund, Landmark Intermediate Income Fund, Landmark Balanced Fund, Landmark Equity Fund, Landmark Small Cap Equity Fund, Landmark National Tax Free Income Fund, Landmark New York Tax Free Income Fund, CitiSelectSM VIP Folio 200, CitiSelectSM VIP Folio 300, CitiSelectSM VIP Folio 400, CitiSelectSM VIP Folio 500, Landmark Small Cap Equity VIP Fund, CitiSelectSM Folio 200, CitiSelectSM Folio 300, CitiSelectSM Folio 400 and CitiSelectSM Folio 500. LFBDS is also the placement agent for International Equity Portfolio, Equity Portfolio, Small Cap Equity Portfolio, Government Income Portfolio, Emerging Asian Markets Equity Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500.


           (b) The information required by this Item 29 with respect to each director and officer of LFBDS is incorporated by reference to Schedule A of Form BD filed by LFBDS pursuant to the Securities Exchange Act of 1934 (File No. 8-32417).

           (c) Not applicable.


Item 30.  Location of Accounts and Records.

           The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

Name                                                  Address
----                                                  -------


The Landmark Funds Broker-Dealer
Services, Inc.                                        6 St. James Avenue
(administrator and distributor)                       Boston, MA 02116

Investors Bank & Trust Company                        One Lincoln Plaza
(custodian)                                           Boston, MA  02111

Citibank, N.A.                                        153 East 53rd Street
(investment adviser)                                  New York, NY 10043

Signature Financial Services, Inc.                    6 St. James Avenue
(fund accountant and transfer agent)                  Boston, MA  02116


Item 31.  Management Services.

           Not applicable.

Item 32.  Undertakings.

           (a)  Not applicable.

           (b)  Not applicable.

           (c)  Not applicable.

           (d) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1997.

                                         LANDMARK VIP FUNDS

                                         By: Philip W. Coolidge
                                             --------------------------
                                             Philip W. Coolidge
                                             President



           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below on April 29, 1997.

 Signature                                     Title

 Philip W. Coolidge                            President, Principal Executive
 -----------------------------                   Officer and Trustee
 Philip W. Coolidge

 John R. Elder                                 Principal Accounting and
 -----------------------------                 Financial Officer
 John R. Elder

 John Richard Hartman*                         Trustee
 -----------------------------
 John Richard Hartman

 John J. Murphy*                               Trustee
 -----------------------------
 John J. Murphy

 Jon R. Peisinger*                             Trustee
 -----------------------------
 Jon R. Peisinger

 *By: Philip W. Coolidge
      ------------------------
      Philip W. Coolidge
      Executed by Philip W.
      Coolidge on behalf of
      those indicated pursuant
      to Powers of Attorney.

                                  EXHIBIT INDEX

           Exhibit         Description:
           -------         ------------

           11              Consent of Independent Accountants

           27              Financial Data Schedule